UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2016

MAMMOTH ENERGY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37917	32-0498321
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mammoth Energy Services, Inc. 4727 Gaillardia Parkway, Suite 200 Oklahoma City, OK		73142
(Address of principal executive offices)		(Zip code)

(405) 608-6007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.

Mammoth Energy Services, Inc. (the “Company”) is filing this Form 8-K solely to file certain executed documents, the forms of which were previously included as exhibits to the Form S-1 originally filed by the Company with the Securities and Exchange Commission on September 2, 2016, as amended on September 23, 2016 and October 3, 2016.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Number	Exhibit

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

4.1	Registration Rights Agreement, dated October 12, 2016, by and between the Company and Mammoth Energy Holdings, LLC.

4.2	Investor Rights Agreement, dated October 12, 2016, by and between the Company and Gulfport Energy Corporation.

4.3	Registration Rights Agreement, dated October 12, 2016, by and between the Company and Rhino Exploration LLC.

10.1	Mammoth Energy Securities, Inc. 2016 Equity Incentive Plan.

10.2	Advisory Services Agreement, dated as of October 19, 2016, by and between the Company and Wexford Capital LP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAMMOTH ENERGY SERVICES, INC.

Date: November 15, 2016	By:	/s/ Mark Layton
Mark Layton
Chief Financial Officer and Secretary

Exhibit Index

Number	Exhibit

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

4.1	Registration Rights Agreement, dated October 12, 2016, by and between the Company and Mammoth Energy Holdings, LLC.

4.2	Investor Rights Agreement, dated October 12, 2016, by and between the Company and Gulfport Energy Corporation.

4.3	Registration Rights Agreement, dated October 12, 2016, by and between the Company and Rhino Exploration LLC.

10.1	Mammoth Energy Securities, Inc. 2016 Equity Incentive Plan.

10.2	Advisory Services Agreement, dated as of October 19, 2016, by and between the Company and Wexford Capital LP.